EX-10.21

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk ("[****]") to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.


                                  CONFIDENTIAL

                 JOINT DEVELOPMENT AND JOINT MARKETING AGREEMENT


                                     BETWEEN


            METAMORPHIX, INC. AND EXCEL CORPORATION AND CARGILL, INC.

                                  CONFIDENTIAL

                 JOINT DEVELOPMENT AND JOINT MARKETING AGREEMENT

This Joint Development and Joint Marketing Agreement (the "Agreement") is entered into as of May 6, 2002 (the "Effective Date") by and between METAMORPHIX, INC., a Delaware corporation, having a place of business at 8510A Corridor Road, Savage, Maryland 20763 ("MMI") and EXCEL CORPORATION, a Delaware corporation and a subsidiary of Cargill, Incorporated, having a place of business at 151 North Main Street, Wichita, Kansas 67202 ("Excel"), and - CARGILL, INCORPORATED, a Delaware corporation, through its Caprock business unit, having a place of business at 15407 McGinty Road West, Wayzata, Minnesota 55391 ("Caprock")(Excel and Caprock may be collectively referred to herein as the "The Cargill Entities"), each hereinafter individually referred to as the "Party" and collectively as the "Parties."

                                    RECITALS
                                    --------

        WHEREAS, MMI has developed and licensed in resources and expertise in the areas of on-line information, discovery sciences, discovery services, and agricultural products that are based on MMI's generation, integration, and analysis of biological information and that enable agricultural research and discoveries by the members of the agriculture industry and research community; and

        WHEREAS, Excel is engaged in the business of processing cattle and other livestock into various meat and animal-derived products, and the sale of such products; and

        WHEREAS, Caprock is engaged in the business of raising and feeding beef cattle; and

        WHEREAS, The Cargill Entities, subject to the terms and conditions of this Agreement, desire to have MMI perform the discovery services as described in this Agreement for them, and MMI desires to obtain certain information and data from The Cargill Entities as described in this Agreement; and

        WHEREAS, The Cargill Entities and MMI intend to work together toward jointly developing and jointly commercializing products through the utilization of the discovery services, information, and data that are the subject of this Agreement; and

        WHEREAS, MMI, subject to the terms and conditions of this Agreement, is willing to perform the discovery services as set forth in this Agreement for The Cargill Entities, and The Cargill Entities, subject to the terms of this Agreement, are willing to provide MMI with the information and data as set forth in this Agreement.

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                                  CONFIDENTIAL

                                    AGREEMENT
                                    ---------

        NOW, THEREFORE, the Parties agree, covenant, represent, and warrant as follows:

                                  1 DEFINITIONS

For purposes of this Agreement, each capitalized term used shall have the meaning assigned to it in Exhibit A or otherwise in this Agreement.

                2   PERFORMANCE AND GOVERNANCE OF THE WORK PLAN

2.1     PRIMARY  CONTACTS AND STEERING  COMMITTEE.  The Parties shall form a six
        (6) person steering committee (the "Steering Committee") to monitor the research and development activities under this Agreement and perform the functions as provided below. MMI and The Cargill Entities each shall appoint three (3) representatives to serve on the Steering Committee, and each shall designate one of its representatives to be the primary contact between them and to serve as the co-chairs of the Steering Committee. These primary contacts shall be responsible for day-to-day communication between the Parties and for preparing and retaining summaries of all communications for at least three (3) years after the date of Complete Delivery. Each Party may substitute any or all of its representatives to the Steering Committee upon written notice to the other Party. Prior written notice (of at least three (3) days and to all members) must be given of all meetings (whether held in person or by telephone conference), at least four (4) members of the Steering Committee must be present to constitute a quorum, and any decisions, recommendations, or other authorized actions of the Steering Committee shall be made only by a majority vote of all six members of the Committee (i.e., by at least four (4) members voting in the affirmative).

        2.1.1   The Steering Committee shall:

                (a) Monitor issues relating to the Work Plan (which is attached to this Agreement as Exhibit B and incorporated by reference herein) and to the Joint IP.

                (b) Monitor, discuss, and make recommendations on matters relating to Joint IP (including, but not limited to, the advisability of filing a patent upon any specific association or other item of Joint IP);

                (c) Assess the research requirements, time frames, and work prioritization of the Work Plan. The Steering Committee shall have the authority to extend any deadlines or time frames under the Work Plan by no more than sixty (60) days. Should either Party seek an extension beyond 60 days, it must be approved in writing

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                                  CONFIDENTIAL

                        by the Chief Executive Officer of MMI (or his authorized designee) and the designated Business Manager for The Cargill Entities.

                (d) Meet following the completion or purported completion of each Part of the Work plan, within 30 days following delivery by MMI to The Cargill Entities of the required Deliverable(s) applicable to such Part of the Work Plan, to (1) discuss and assess the Deliverable(s), and (2) make a recommendation as to whether or not the Parties should proceed to the next Part of the Work Plan. In the event that the recommendation of the Steering Committee is to proceed to the next Part of the Work Plan, the Parties shall so proceed. In the event that the Steering Committee recommends that the Parties not proceed to the next Part or in the event that the Steering Committee cannot reach a majority vote on the issue, the Parties shall follow the procedure set forth in Section 12.12.

                (e) Following completion of the Work Plan, turn its attention and efforts toward commercialization of the Joint IP and associated products and services. In this regard, the Steering Committee shall, keeping in mind the Core Commercialization Concepts (as defined in
                        Section 8), meet on a regular basis to discuss, evaluate alternatives, and make recommendations relating to the commercialization of the Joint IP and the execution of a definitive Joint Commercialization Agreement.

        2.1.2   The Steering Committee shall NOT have any authority to:

                (a) amend the Work Plan, other than with respect to the extension of deadlines as specifically described in
                        Section 2.1.1(d) above;

                (b)     amend this Agreement; or

                (c) bind any of the Parties to any obligation or commitment in addition to or different from those contained in this Agreement.

2.2 WORK PLAN. The Parties shall use their commercially reasonable efforts to complete the research and activities in the Work Plan in accordance with the schedule set forth therein.

2.3     MATERIAL, DATA AND/OR INFORMATION TRANSFER.

        2.3.1 The Cargill Entities shall provide MMI with the Samples in the amount and of the quality set forth in the Work Plan for MMI to use for purposes set forth in this Agreement and to complete the Work Plan. The Cargill Entities further shall describe in writing each transfer of any Sample to MMI. In the event that The Cargill Entities fail to deliver the Samples as required by the Work Plan, then MMI shall provide written notice to The Cargill Entities' co-chair of the Steering Committee and the time for MMI

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                                  CONFIDENTIAL

                to provide each affected Deliverable and Complete Delivery to Excel shall be extended by a number days equal to the number of days that passed from the due date for such Samples until the date that The Cargill Entities delivered the required Samples to MMI.

        2.3.2 MMI shall (a) use The Cargill Entities' Material solely to meet its obligations under this Agreement, and (b) either (i) if requested by The Cargill Entities in timely fashion, return all residual Samples to The Cargill Entities (or another site designated by The Cargill Entities') at the expense and risk of The Cargill Entities within thirty (30) calendar days after the date of Complete Delivery or termination of this Agreement or
                (ii) destroy all residual Samples within thirty (30) calendar days after the date of Complete Delivery or termination of this Agreement. MMI shall not distribute, release, sell, disclose, or otherwise transfer the Samples to any Third Party, except as otherwise may be permitted under Section 4 (Confidentiality).

        2.3.3 The Cargill Entities reserve the right to use the Samples and, subject to the terms of this Agreement, transfer them to any Third Party.

2.4 DATA ACCUMULATION. Immediately upon completion of each Part of the Work Plan, MMI shall deliver to The Cargill Entities the applicable Deliverable(s) as set forth in the Work Plan and Section 3.2. In addition, MMI shall record and store the data and information as it is generated and accumulated under the Work Plan in one or more computer databases in anticipation of the delivery of certain confidential data and information in furtherance of Section 7.8.

                                     3       PAYMENTS

3.1 PAYMENTS BY THE CARQILL ENTITIES TO MMI. The Cargill Entities shall share in the costs of the activities and services performed by MMI under the Work Plan by making payments to MMI as set forth in Exhibit C. Except for the Initial Payment, it is the intent of the Parties that The Cargill Entities shall be obligated to make a given payment to MMI only following the full and successful completion of each Part of the Work Plan upon delivery by MMI of the required Deliverable(s).

3.2 MMI DELIVERY OF DELIVERABLE(S). When MMI believes that it has completed a given Part of the Work Plan, it shall deliver to The Cargill Entities the required Deliverable(s) which shall be accompanied by (1) a written statement confirming that all of the required actions and services under the Work Plan have been completed and that all of the required Deliverable(s) have been delivered and (2) an invoice for the applicable payment amount as set forth on Exhibit C.

3.3 REVIEW OF DELIVERABLE(S) BY THE CARQILL ENTITIES. Upon receipt from MMI of all of the Deliverable(s) and the written documentation described in
        Section 3.2, The Cargill Entities shall have a period of thirty (30) days to examine the Deliverables

                                       5
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                                  CONFIDENTIAL

        and make a determination, in its reasonable judgment, as to whether MMI has completed all of the required actions and services and delivered all of the required Deliverable(s).

        3.3.1 In the event that The Cargill Entities determine that all required Deliverable(s) have been successfully delivered, The Cargill Entities shall remit payment to MMI within ten (10) days following the 30 day period evaluation period. If such payment is not received on or before such tenth (10th) day, then MMI may provide written notice to The Cargill Entities' co-chair of the Steering Committee and have the time for MMI to provide the Deliverable(s) for the next Part of the Work Plan shall be extended by a number of days equal to the number of days that passed from the due date for such payment until the date upon which MMI receives such payments.

        3.3.2 In the event that The Cargill Entities determine that all required Deliverable(s) have not been delivered, (1) The Cargill Entities shall advise MMI in writing of its determination within the 30 day evaluation period specifying, in detail, the areas of deficiency and (2) The Cargill Entities' obligation to remit the applicable payment and MMI's obligation to proceed with the next Part of the Work Plan shall be suspended pending a resolution of the matter as described in Section 3.3.3 below.

        3.3.3 In the event The Cargill Entities provide written notice to MMI of deficiencies as described in Section 3.3.2 above, MMI shall either:

                (a) make an effort to address the deficiencies cited by The Cargill Entities and make a corrective delivery of all of the required Deliverable(s) within 30 days following receipt of The Cargill Entities' notice, in which case Cargill shall have a further 30 day period to evaluate the corrective Deliverable(s). In the event that The Cargill Entities determine, in its reasonable judgment, that all required Deliverable(s) have been delivered, The Cargill Entities, shall remit payment to MMI within ten (10) days following the earlier of the end of the 30-day period evaluation period or such determination.
                        In the event The Cargill Entities again determine that all required Deliverable(s) have not been delivered, (1) The Cargill Entities shall advise MMI in writing of its determination within the new 30-day evaluation period specifying the areas of deficiency, thereby initiating one (1) additional and final 30-day cure period or (2) if a reasonable determination can be made that such Deliverable(s) are incapable of ever being delivered (due to scientific impossibility, impracticability of the effort, or MMI's abandonment of the project), The Cargill Entities shall thereupon have the right to declare MMI in breach and terminate this Agreement with immediate effect by providing written notice to

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                                  CONFIDENTIAL

                        MMI, in which case ownership and rights in and to the Joint IP shall be as set forth, as the case may be, in either Section 5.3.2 or Section 7.2.1. The Cargill Entities shall have no further obligation to remit the applicable payment, nor any further payments whatsoever, to MMI, subject to MMI's right to refer the matter to binding arbitration in accordance with Section 12.12; or

                (b) advise The Cargill Entities in writing (i) that it disagrees with The Cargill Entities notice, (ii) that it reasserts that its belief that all of the required Deliverable(s) have been delivered, and (iii) while reserving the right to delivery additional or different Deliverable(s), that it is submitting the matter to binding arbitration in accordance Section 12.12.

3.4 NONREFUNDABLE NATURE. All payments made by The Cargill Entities hereunder are nonrefundable, but the making of any payments by The Cargill Entities to MMI shall in no way prevent or preclude The Cargill Entities from seeking, pursuing, and/or recovering any rights and remedies available under this Agreement.

3.5 TAXES. All amounts payable under this Agreement are exclusive of all sales, use, value-added, withholding, and other taxes and duties. The Cargill Entities shall pay all sales and use taxes and duties assessed in connection with the sale of products to or performance of services for The Cargill Entities under this Agreement and its performance by any authority within or outside of the U.S. The Parties shall be solely responsible for the payment of any and all taxes payable on their respective net income and the payment of any and all employment related taxes attributable to their respective employees, agents, and representatives.

3.6     FAILURE BY THE CARQILL ENTITIES TO MAKE TIMELY PAYMENT.

        3.6.1 NOTICE AND RIQHT TO TERMINATE. In the event that MMI has not received a payment from The Cargill Entities due hereunder within the prescribed time period in violation of the terms of this Agreement, MMI shall notify The Cargill Entities in writing of such non-payment. In the event that MMI has not received payment within fifteen (15) days after receipt by The Cargill Entities of such notice from MMI, MMI shall have the right to suspend further work under the Work Plan and/or suspend The Cargill Entities' rights to the Joint IP. In the event that such payment is not made within thirty (30) days of The Cargill Entities' receipt of such notice, MMI also shall have the right to declare The Cargill Entities in default and terminate this Agreement with immediate effect by providing written notice to The Cargill Entities in accordance with Section 7.2, in which case ownership and rights in and to the Joint IP and liability of The Cargill Entities shall be as set forth in Section 7.2.

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                                  CONFIDENTIAL

        3.6.2 LATE PAYMENT FEE. Any payment due under this Agreement that is not paid within the specified time period in violation of the terms of this Agreement, shall bear interest to the extent permitted by applicable law, at two percentage points (2%) over the prime rate of interest compounded on an annual basis as reported by Bank of America NT&SA in San Francisco, California, from time to time, calculated on the number of days such payment is delinquent.

                      4       CONFIDENTIALITY AND PUBLICATION

4.1 CONFIDENTIALITY. The Parties acknowledge that the Confidentiality Agreements shall control all disclosures from its effective date up to and until the Effective Date of this Agreement. The Parties agree that each Confidentiality Agreement is hereby superseded as of the Effective Date of this Agreement by the terms and conditions set forth in this
        Section 4 and the other applicable terms and conditions set forth in this Agreement.

        4.1.1 The Parties acknowledge that during the course of this Agreement they may each receive (and hence become a "Receiving Party") from the other (the "Disclosing Party") information electronically, in writing, or orally, that is proprietary and/or confidential and of commercial value to the Disclosing
                Party. The Parties agree that they shall take all reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information. Without limiting the foregoing, the Parties shall take at least those measures that each takes to protect its own confidential information of a similar nature, but in no event less than a reasonable degree of care. Both Parties shall immediately notify the other in the event either Party has knowledge of any unauthorized use or disclosure of the Confidential Information.

        4.1.2 Except to the extent expressly authorized by this Agreement, the Parties agree that the Receiving Party shall keep confidential and shall not publish or otherwise disclose, and shall not use for any purpose, any Confidential Information furnished to it by the Disclosing Party pursuant to this Agreement, regardless of the medium on which it is provided, including know-how, except to the extent that it can be established by the Receiving Party by competent proof that such information:

                (a) was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party;

                (b) was generally known to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

                (c) became generally available to the public or otherwise part of the public domain after its disclosure through no fault of the Receiving Party;

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                                  CONFIDENTIAL

                (d) was subsequently lawfully disclosed to the Receiving Party by a Third Party who did not require the Receiving Party to hold it in confidence or limit its use, provided it was not obtained by such Third Party under an obligation of confidentiality directly or indirectly from the Disclosing Party; or

                (e) was independently discovered or developed by the Receiving Party without the use of the Disclosing Party's Confidential Information, as can be documented by written records created at the time of such independent discovery or development.

4.2     PERMITTED DISCLOSURE.

        4.2.1 Subject to Section 4.1, the Receiving Party may disclose the Disclosing Party's Confidential Information only to the extent such disclosure is required for complying with applicable laws; regulations, and/or court or administrative orders; provided however, that in each case described in this Section 4.2.1, the Receiving Party shall (i) give at least twenty-four (24) hours advance notice to the Disclosing Party of such disclosure requirement; (ii) provide a copy of the proposed disclosure; and
                (iii) use commercially reasonable efforts in assisting the Disclosing Party to secure confidential treatment, including a protective order, for such Confidential Information required to be disclosed.

        4.2.2   The  Receiving   Party  may  disclose  the  Disclosing   Party's
                Confidential Information only to the Receiving Party's employees, contractors, consultants, or licensees who (a) have a need-to-know and (b) are under contract not to disclose or use Confidential Information except as otherwise provided in this Agreement.

4.3 COPIES. A Receiving Party shall not make any copies of the Disclosing Party's Confidential Information without the prior written approval of the Disclosing Party, except that, subject to Section 7.2, (a) The Cargill Entities may make copies that are reasonably necessary for the research and development of The Cargill Entities' Products, (b) MMI may make copies that are reasonably necessary for the conduct of the Work Plan, and (c) copies may be made as a part of any effort by the Steering Committee or as a part of the planning for joint commercialization. Notwithstanding the foregoing, the Receiving Party may retain one (1) copy of the Disclosing Party's Confidential Information solely for legal archival purposes.

4.4 PUBLICATION. Any Publications shall not include any of the Disclosing Party's Confidential Information without the Disclosing Party's prior written consent and shall include appropriate recognition of the other Party's contributions in accordance with the standard practice for assigning scientific credit, either through authorship or acknowledgement as may be appropriate.

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                                  CONFIDENTIAL

        4.4.1 JOINT PUBLICATION. In the event that the Parties agree to jointly prepare a Publication of the results of the Work Plan in a mutually acceptable scientific journal the Parties shall (a) jointly draft such Publication through the research representatives; (b) prepare such Publication within a mutually agreed upon time following completion of the Work Plan; and (c) have such joint Publication reviewed and approved by the duly authorized officers of MMI and The Cargill Entities prior to submission of the article to the agreed upon scientific journal. Except by mutual consent, neither Party shall release or otherwise transfer any of the results from the Work Plan to any Third Party or the public prior to the date on which such joint Publication will be released.

4.5     PUBLIC ANNOUNCEMENTS.

        4.5.1 Except as may otherwise be required by law or regulation, neither Party shall make any public announcement, directly or indirectly, concerning the existence or terms of this Agreement (or the subject matter hereof) without obtaining the prior consent of the other Party under Section 4.5.2; it being envisioned, however, that there shall be an initial public announcement of the existence of this Agreement.

        4.5.2 Unless otherwise agreed upon by the Parties, the reviewing Party shall have (a) ten (10) calendar days to consent (or decline to consent) to an initial public announcement concerning the existence or terms of this Agreement (or the subject matter hereof), such consent not to be unreasonably withheld or delayed; or (b) thirty (30) calendar days to consent to the publication of any announcement other than those subject to(.)
                (a), such consent not to be unreasonably withheld. The aforegoing "reasonable" standard of consent shall not apply to a proposed public disclosure of Confidential Information, which may be prohibited by the Disclosing Party in its sole and absolute discretion.

        4.5.3 If either Party shall be required by law or regulation to make a public announcement concerning the existence or terms of this Agreement, such Party shall (a) include only such information in the public announcement that is specifically required, and (b) give at least forty-eight (48) hours prior advance notice to the other Party and obtain the other Party's comments.

4.6 EQUITABLE RELIEF. MMI and The Cargill Entities in their role as Receiving Parties under this Agreement hereby acknowledge and agree that with respect to the nature of the Confidential Information, there may be no adequate remedy at law for any breach of their obligations as Receiving Party under the confidentiality provisions of this Agreement, that any such breach may result in irreparable harm to the Disclosing Party, and therefore, notwithstanding Section 12.12, that upon any such breach the Disclosing Party shall be entitled to seek equitable relief, in addition to whatever remedies it might have at law, including injunctive

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                                  CONFIDENTIAL

        relief, specific performance, or such other relief as the Disclosing Party may request to enjoin or otherwise restrain any act prohibited hereby, as well as the recovery of all reasonable costs and expenses, including attorneys' fees incurred.

                            5       INTELLECTUAL PROPERTY

5.1 MMI RIGHTS AND OBLIGATIONS. MMI shall own all right, title and interest in and to MMI Technology. MMI shall assume all responsibility for all costs associated with the application, prosecution, maintenance, defense, and enforcement of patent applications and patents claiming all or a portion of MMI Technology.

5.2 THE CARGILL ENTITIES RIGHTS AND OBLIGATIONS. The Cargill Entities shall own all right, title, and interest in and to The Cargill Entities Material, Samples, and The Cargill Entities Technology. The Cargill Entities shall assume all responsibility for all costs associated with the application, prosecution, maintenance, defense, and enforcement of patent applications and patents claiming all or a portion of The Cargill Entities Material, Samples, and/or The Cargill Entities Technology. Nothing in this Agreement shall prohibit The Cargill Entities from continuing work under any agreements with Third Parties relating to animal genomics research that (1) were signed by The Cargill Entities prior to the Effective Date and (2) do not require SNP association analysis.

5.3 JOINT INTELLECTUAL PROPERTY RIGHTS. Except as otherwise provided in this Agreement, during the term of this Agreement all Joint IP shall be owned jointly by MMI and The Cargill Entities and the following shall apply:

        5.3.1 During the term of this Agreement (except as may be provided in any Joint Commercialization Agreement), neither Party may enter into any negotiations, discussions, or agreements with any Third Party regarding any association studies in any of the Targeted Traits in bovine animals in respect to meat production or processing. During the Term of this Agreement and, subject to
                Section 7.2, thereafter, the Parties may not make, use, sell, license, or convey any rights in Joint IP for any purpose whatsoever (a) except upon joint agreement among the Parties,
                (b) except as set forth in Sections 3.3.3, 5.3.2, 7.2.1, or 7.3, or (c) except in furtherance of the Work Plan set forth in this Agreement. Neither Party (without the prior written agreement of the other Part) may use the Joint IP for comparative studies and other uses in other species and, excluding meat production and processing-related uses, in dairy cattle.

        5.3.2 In the event that the Parties enter into a Joint Commercialization Agreement prior to the expiration of the term of this Agreement, the Parties respective rights and obligation with respect to the Joint IP thereafter shall be as stated in such Agreement. In the event that

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                the  Parties  do  not  enter  into  a  Joint   Commercialization
                Agreement prior to the expiration of the Term of this Agreement, unless the provisions of Section 7.2 shall apply, the Joint IP shall continue to be owned jointly by MMI and The Cargill Entities following the expiration of this Agreement with both Parties having the right, subject to Section 8.5, to. make, use, sell, or sublicense the Joint IP to detect the Targeted Traits in bovine animals in respect to meat production or processing.

        5.3.3 In no event shall the rights and restrictions established in this Section 5.3 prevent either Party from performing its rights and obligations under this Agreement.

        5.3.4 In order to ensure the highest trade secret protection of unpatented Joint IP, in recognition of MMI's research and development efforts among several species, and in recognition of the confidential and restricted nature of the databases licensed from Celera, subject to Section 7.8, MMI shall be entitled to maintain complete confidentiality (on a "firewall" basis without any access by The Cargill Entities) of the SNP primer pairs and SNP amplicon sequence and any and all unpatented Joint IP relating to the SNP Sets. Notwithstanding anything in this
                Section 5.3.4 to the contrary, The Cargill Entities, during the Term, upon reasonable written notice of at least two weeks, and not more than six times each year, may conduct an on-site review of the firewalled information. MMI, for cause shown due to conflicting research efforts, may delay the on-site review for longer than two weeks.

5.4 MMI PATENTS. All United States and foreign patent applications that pertain to any invention that is the property of MMI shall be prepared, filed, prosecuted, and the sole responsibility of MMI.

5.5 THE CARQILL ENTITIES PATENTS. All United States and foreign patent applications which pertain to any invention that is the property of The Cargill Entities shall be prepared, filed, prosecuted, and the sole responsibility of The Cargill Entities.

5.6 JOINT IP PATENTS. All United States and foreign patent applications that pertain to any invention that is Joint IP shall be prepared, filed, and prosecuted by counsel to be mutually agreed upon by the Parties at the time a decision is made to file such joint application. The Parties presently envision a patent and trade secret strategy whereby patents would be filed upon any associations of a trait to a specific gene, but that patents would not be filed upon any associations of a trait to an SNP; the latter would be guarded as a highly confidential trade secret. If the Parties cannot agree with respect to a particular issue (e.g., whether to file, selection of counsel), such issue will be resolved pursuant to Section 12.12 of this Agreement. With regard to Joint IP patents, subject to Section 7.2, the

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        Parties will continue to consult in good faith after the  termination of this Agreement for so long as Joint IP patents are being prosecuted and maintained, or such shorter time as mutually agreed to by the Parties in writing. The Parties shall be equally responsible for all expenses for prosecution and maintenance of Joint IP patents (unless mutually agreed to be otherwise by the Parties in writing).

5.7 CELERA. Nothing in this Agreement is intended or shall be interpreted as granting to The Cargill Entities or any Third Party any right or interest in any intellectual property, whether licensed to MMI or not,
        (a) invented, discovered, developed, or otherwise created by PE Corporation (NY), or its Affiliates, including the Celera Genomics Group, or (b) acquired or licensed by PE Corporation (NY), or its Affiliates, including for the benefit of the Celera Genomics Group.

5.8 THIRD-PARTY INFRINGEMENT. If MMI believes that the license, transfer, or use of the data and information in the Dataset (and, in turn, in any Deliverable or Joint IP), in whole or part, infringes any patent, copyright, trademark, or other proprietary right, or if the licensing, transfer, or use of the Dataset, or any part thereof, is, as a result, enjoined, then MMI, in respect to data and information owned or licensed by MMI, in its sole discretion and expense, may: (a) procure for The Cargill Entities and itself the right under such proprietary right to the Dataset or such part thereof; or (b) replace the data or information with other non-infringing data or information; or (c) remove the infringing data or information, or part thereof, and make an equitable adjustment of the fees paid hereunder as mutually agreed upon in writing; or (d) if such data and information was received from Cetera, endeavor to cause Celera to address the situation. In respect to any such data and information received from The Cargill Entities, The Cargill Entities shall replace the data or information with other non-infringing data or information (and, to the extent appropriate, agree to such extensions, additional payments, and the like so that the completion of the Work Plan may proceed).

               6       PERIOD OF EXCLUSIVITY FOR FEEDLOT TESTING

6.1 CARGILL PERIOD OF EXCLUSIVITY. Commencing on the date upon which MMI delivers the Deliverable(s) required under Part 4 of the Work Plan and provided that (a) The Cargill Entities make the payment for Part 4 and
        (b) as set forth in Section 8.2, the Parties are negotiating toward a Joint Commercialization Agreement, and continuing for a period of [****] ([****]) months (the "Cargill Period of Exclusivity"), The Cargill Entities shall have the exclusive right, without the right to sublicense, to make and use of the Joint IP in its own operations to detect the Targeted Traits in bovine animals owned, grown, fed, purchased, evaluated for possible purchase, or processed by either The Cargill Entities or any of Excel's "alliance" partners (as may exist as of March 1, 2002 under Excel's Alliance Agreements). No "alliance" partner shall have any rights to any Joint IP (notwithstanding the detection of Targeted Traits in such partner's, animals) or be considered as an intended third party beneficiary of this Agreement.

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6.2     STANDSTILL  IN THIRD PARTY  NEGOTIATIONS.  During the Cargill  Period of
        Exclusivity, MMI shall not enter into any negotiations, discussions, or agreements regarding any association studies in any of the Targeted Traits in bovine animals in respect to meat production or processing regarding the Joint IP with any Third Party, nor shall either Party make, use, sell, license, or convey any rights in the Joint IP, internally or otherwise, except to provide the services to The Cargill Entities as described in Section 6.3 or as set forth in Section 5.3.1.

6.3 DNA COLLECTION TOOL AND MMI. SERVICES. During the Cargill Period of Exclusivity, The Cargill Entities shall make use of the Joint IP in its operations pursuant to this Section 6. MMI shall provide a DNA collection tool and the laboratory and/or diagnostic/analytical services to The Cargill Entities to enable The Cargill Entities to make use of the Joint IP in its own operations to detect the Targeted Traits in bovine animals in respect to [****] or [****]. MMI shall provide such tools and services to The Cargill Entities at a fee equal to its cost (which shall be determined by MMI in its reasonable judgment in accordance with standard accounting norms, but which shall not exceed [****] Dollars ($[****]) per test). Such costs shall be invoiced by MMI on a monthly basis and paid by The Cargill Entities within thirty (30) days. It is the mutual expectation of the Parties that the Joint IP will be utilized in a fashion in which The Cargill Entities will collect a blood sample for each animal that The Cargill Entities desire to have the Targeted Traits detected and submit that blood sample to MMI for analysis using the Joint IP. During the Cargill Period of Exclusivity, The Cargill Entities shall submit, in the aggregate, at least [****] samples from bovine animals in respect to [****] (and shall have the right to submit up to [****] samples) to MMI, and MMI shall analyze such samples. The Parties (which shall jointly design the protocols for the management of test animals and collection of samples) envision that the submitted samples shall include samples from [****] and from [****].

6.4 BREACHES AND CURES. In the event that the Cargill Period of Exclusivity has commenced (and is continuing) and MMI, thereafter, fails to provide the DNA collection tool and/or analytical services to The Cargill Entities during the Cargill Period of Exclusivity as required, under this Section 6, The Cargill Entities, subject to and in accordance with
        Section 7.2 and MMI's failure to cure any breach, shall have the right to (a) retain another entity to provide such services and recover from MMI any losses, damages, and expenses arising from MMI's breach, including but not limited to the difference between the fees paid to the new service provider and the fees that would have been paid to MMI had MMI performed pursuant to this Section, (b) extend the period of exclusivity and for the provision of services by an amount of time equal to the delay caused by MMI (up to an additional twelve (12) months), and/or (c) terminate this Agreement in accordance with Section 7.3. In the event that The Cargill Entities fail to provide MMI with at least the minimum number of samples on a regular and continued basis over the [****] ([****]) month Cargill Period of Exclusivity as required under

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        this Section 6, MMI,  subject to and in accordance  with Section 7.2 and the failure of The Cargill Entities to cure any breach, shall have the right to (a) perform necessary and appropriate [****] scale testing elsewhere and recover from The Cargill Entities any losses, damages, and expenses arising from the breach by The Cargill Entities and/or (b) terminate this Agreement in accordance with Section 7.3.

                             7       TERM AND TERMINATION

7.1 TERM. Unless terminated earlier as provided herein, this Agreement shall be in full force and effect for the Term.

7.2 DEFAULT. If either Party commits a breach of a material term or provision of this Agreement at any time, and has not cured such breach within thirty (30) calendar days after written notice thereof, which notice must state the nature of the breach in reasonable detail, from the non-breaching Party, then the non-breaching Party shall have the right to declare the defaulting Party in breach and to terminate this Agreement effective upon written notice thereof to the breaching Party. In the event that a claimed breach is of a nature that cannot be cured within thirty (30) days, but may reasonably be cured within ninety (90) days, the breaching Party (upon notice to the non-breaching Party) may extend the cure period up to ninety (90) days, in total, provided that the breaching Party has promptly commenced (and shall thereafter continue to pursue) efforts to effect such cure. (The payment of money or the procurement of insurance shall never, by their respective natures, be a matter requiring a cure of more than thirty (30) days.) Any notices under this Section 7.2 must be addressed to the person(s) and/or office(s) identified in Section 12.9.

        7.2.1   In the event  this  Agreement  is  terminated  by  either  Party pursuant to this Section 7.2, the defaulting Party shall automatically relinquish and forfeit all of its rights, title and interest in and to the Joint IP, and upon such termination all of its rights, title, and interest in and to the Joint IP shall immediately transfer to the non-defaulting Party. Thereafter, the defaulting Party shall have no right to make, sell, license or convey any rights in Joint IP or use the Joint IP for any purpose whatsoever, and the non-defaulting Party shall have the sole and exclusive right to make, use, sell or sublicense the Joint IP to detect the Targeted Traits in bovine animals in respect to meat production or processing or for any other purpose whatsoever, including, without limitation, the right to collaborate with other parties to complete the activities contemplated by this Agreement.

        7.2.2 In the event this Agreement is terminated by either Party pursuant to this Section 7.2, the defaulting Party shall be liable to the non-defaulting party with respect to all obligations arising on or prior to the default by the defaulting Party, but shall not be liable to the non-defaulting for the non-

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                performance  of any  obligations  under this Agreement that were due after such  termination,  except for a violation  of Section
                7.2.1. Specifically, for example:

                (a) in the event that The Cargill Entities fail to make a payment that is due to MMI in accordance with the provisions of Section 3, MMI shall, after providing notice and otherwise following the procedures set forth in this Section 7.2, have the right to terminate this Agreement, in which case (i) MMI shall become the sole owner of the Joint IP in accordance with Section 7.2.1, and (ii) The Cargill Entities shall remain liable to MMI for the amount of the missed payment, but shall have no further liability to MMI for any payments that were to be made by The Cargill Entities to MMI following the date of such termination; and

                (b) in the event that MMI fails to deliver the required Deliverable(s) to The Cargill Entities as required under the Work Plan, The Cargill Entities shall, after providing notice and otherwise following the procedures set forth in this Section 7.2, have the right to terminate this Agreement, in which case (i) The Cargill Entities shall become the sole owner of the Joint IP in accordance with Section 7.2.1, and (ii) MMI shall have no further liability to The Cargill Entities arising from non-performance of the remaining Parts of the Work Plan and non-delivery of the Deliverable(s) due from MMI following the-date of such termination.

        Notwithstanding anything in this Section 7.2 to the contrary, MMI's failure to deliver any Deliverable(s) due to either scientific impossibility or the impracticability of the effort (e.g., the association study requiring substantially more than the "ten million (10,000,000) genotypes" maximum set forth in the Work Plan) shall not constitute a breach of this Agreement and the provisions of this Section
        7.2 in regard to termination of this Agreement and ownership of Joint IP shall not apply. Instead, either (1) Sections 3.3.3 and 5.3.2 or (2)
        Section 7.4.1 shall govern in such instance.

7.3 RIQHT TO TERMINATE PRIOR TO EXPIRATION OF TERM. Either Party shall have the right to terminate this Agreement, with or without cause, and without further liability to the other Party except as set forth in this
        Section 7.3, in accordance with the following procedures:

        7.3.1 Each Party shall have the right to terminate this Agreement exercisable at the following time by providing written notice to the other Party: following full completion of Part 3 of the Work Plan (i.e. after delivery by MMI of the required Deliverable(s) and after the required payment by The Cargill Entities) but before commencement of work under Part 4 of the Work Plan. In addition, in the event only that applicable Federal law hereafter

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                prohibits  The  Cargill  Entities  from  owning  or  controlling livestock for more than fourteen days prior to slaughter (as, for example, set forth in Senate Bill 142 of the 107th Congress, 1st Session). The Cargill Entities may also have the right to terminate this Agreement exercisable at either of the following times by providing written notice to MMI: (a) following full completion of Part 1 of the Work Plan (i.e., after delivery by MMI of the required Deliverable(s) and after the required payment by The Cargill Entities, but before commencement of work under Part 2 of the Work Plan) or (b) following the full completion of Part 2 of the Work Plan (i.e., after delivery by MMI of the required Deliverable(s) and after the required payment by The Cargill Entities, but before commencement of work under Part 3 of the Work Plan).

        7.3.2 In the event that either Party terminates this Agreement pursuant to this Section 7.3, the Party who elected to terminate this Agreement in accordance with such Section shall automatically relinquish and forfeit all of its rights, title, and interest in and to the Joint IP, and upon such termination all of its rights, title, and interest in and to the Joint IP shall immediately transfer to the other Party. Thereafter, the Party who elected to terminate shall have no right to make, sell, license, or convey any rights in Joint IP for use the Joint IP for any purpose whatsoever, and the other Party shall have the sole and exclusive right to make, use, sell, or sublicense the Joint IP to detect the Targeted Traits in bovine animals in respect to meat production or processing including the right to collaborate with other parties to complete the activities contemplated by this Agreement.

        7.3.3 In the event this Agreement is terminated by either Party pursuant to this Section 7.3, the Party who elected to terminate shall continue to be liable to the other Party with respect to all obligations arising on or prior to the date of such termination, but shall not be liable to the other Party for the non-performance of any obligations under this Agreement that would otherwise have arisen after the date of termination. Specifically, for example, in the event The Cargill Entities elect to terminate this Agreement pursuant to this Section 7.3,
                (i) MMI shall become the sole owner of the Joint IP and (ii) The Cargill Entities shall remain liable to MMI for the amount of the missed payment, but shall have no further liability to MMI for any payments that were to be made by The Cargill Entities to MMI following the date of such termination by The Cargill Entities in accordance with this Section 7.3.

7.4 Termination Based on Recommendation of Steering Committee. If, pursuant to Section 2.1.1(d), the Steering Committee makes a recommendation not to proceed to the next Part of the Work Plan, the senior executives of the Parties shall meet to discuss the recommendation and the following shall apply:

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        7.4.1   In the event that both Parties agree with the  recommendation of the Steering Committee, the Parties shall execute a document indicating their decision not to proceed with further work under the Work Plan and to jointly terminate this Agreement. Upon a termination of this Agreement pursuant to this Section 7.4.1, neither Party shall have any further liability to the other for future obligations under this Agreement and the Joint IP shall continue to be jointly owned by MMI and The Cargill Entities following such termination, with both Parties having the right to make, use, sell or sublicense the Joint IP to detect the Targeted Traits in bovine animals in respect to production or meat processing.

        7.4.2 In the event that both Parties disagree with the recommendation of the Steering Committee, the Parties shall confirm their joint decision in writing and the Parties shall proceed to the next Part of the Work Plan.

In the event one Party concurs with the recommendation of the Steering Committee and one does not, the Party that concurs with the recommendation shall send written confirmation of its decision to the other Party and such Party shall be deemed to have elected to terminate this Agreement pursuant to Section 7.3 above, with the Parties having the rights and obligations as set forth in
Section 7.3 above.

7.5 BANKRUPTCY. Either Party may terminate this Agreement immediately upon the occurrence of any of the following events: (a) if the other Party ceases to. do business, or otherwise terminates its business operations; or (b) the other Party seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition, or comparable proceeding, or if any such proceeding is instituted against the other Party. All rights granted under this Agreement are deemed to be, for purposes of ss. 365(n) of the United States Bankruptcy Code, rights to intellectual property as defined by ss. 101(56) of the United States Bankruptcy Code and the Parties will retain and may fully exercise all of their rights under this Agreement.

7.6 CONSEQUENCES OF TERMINATION. Upon termination of this Agreement, in addition to any provisions specifically addressed in any Section regarding terminations, the following provisions shall survive: 4, 5, 7.6, 7.7, 10, 11, and 12. Expiration or termination of this Agreement shall not affect any rights or obligations of either party accruing prior to such expiration or termination.

7.7 REMEDIES. The rights and remedies provided in this Section 7 shall not be exclusive and shall be in addition to any other rights and remedies available at law or in equity.

7.8 ESCROW OF FIREWALLED SNP SET INFORMATION. MMI shall provide a third-party escrow agent (reasonably acceptable to The Cargill Entities and under written contract with the Parties) with an SNP Set escrow deposit upon the completion of Part 1 and, on an ongoing up-to-date basis upon the completion of each Part

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        thereafter, such information as would be necessary for a qualified Third
        Party to continue any research and development into the next part of the Work Plan and, as envisioned in Section 8.1, to develop genomic DNA-based diagnostic products. (However, the Parties recognize that MMI, in accordance with Section 5.7, shall not provide the escrow agent with any confidential information owned by Cetera and not part of any MMI Technology, e.g., Celera's bovine SNP maps, database, and technology to which MMI has access by virtue of its license from Celera, but as to which MMI has no right to sublicense.) Such escrow agent (as an agent for the Partners) shall hold such escrowed confidential information on a strict confidentiality basis. Upon a termination of this Agreement under Sections 3.3.3, 5.3.2, 7.2.1 (in the event of an MMI breach and declaration of termination by The Cargill Entities), 7.3 (in the event of MMI's exercise of a right to terminate thereunder), or 7.4.1, the escrow agent (upon at least fifteen (15) days prior written notice by The Cargill Entities to the escrow agent and to MMI) shall release such escrowed information to The Cargill Entities. In such event, MMI may challenge by Section 12.12 any such release (thereby delaying it). The Cargill Entities, upon receipt of any such information shall treat it as highly confidential and maintain it as a closely guarded trade secret.

                  8         JOINT COMMERCIALIZATION OF PRODUCTS

8.1 INTENT. The objective of this Agreement is to jointly develop genomic DNA-based diagnostic products (the "Products") to detect the Targeted Traits in bovine animals in respect to meat production or processing in the animal production and meat processing industries with the goal of jointly commercializing such Products for sale, following the Cargill Period of Exclusivity, to potential buyers in these industries initially in [****] and, ultimately [****].

8.2 NEQOTIATION OF AQREEMENT. Upon completion of Part 4 of the Work Plan and the making of the payment for Part 4 of the Work Plan, the Parties shall thereupon and thereafter negotiate in good faith (with each other and perhaps also with third parties) the terms of a definitive Joint Commercialization Agreement regarding the development, manufacture, marketing, sales, delivery, and distribution of the Products to The Cargill Entities and following the expiration of the Cargill Period of Exclusivity, to others. Unless this Agreement is sooner terminated, for at least [****] months after the completion of Part 4 of the Work Plan, such negotiations shall continue and neither Party may enter into any negotiations, discussions, or agreements regarding the development, manufacture, marketing, sales, delivery, and distribution of such Products with any Third Party, notwithstanding.

8.3 CORE COMMERCIALIZATION CONCEPTS. Due to the intrinsic uncertainties associated with the type of research project contemplated by this Agreement, the Parties desire to retain a degree of flexibility with respect to the precise terms and structure that the Joint Commercialization Agreement may take.

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        At the same time,  however,  the  Parties  desire to set forth below the general commercialization concepts on which they have reached basic agreement and around which they will conduct their negotiations (the "Core Commercialization Concepts"):

        (a) The Parties desire to pursue joint commercialization of the Products only if such an effort is likely to achieve acceptable returns. The Parties will jointly develop and prepare a five-year financial forecast (for the five-year period following expiration of the Cargill Period of Exclusivity) of the income statement and balance sheet for the commercialization of the Products.

        (b) The Parties desire to pursue joint commercialization of the Products only if the Products are technically effective and thus attractive to potential buyers. Presently, the Parties anticipate proceeding with joint commercialization of the Products only if the Products are envisioned to cost to the end user, per test, is less than, per animal, [****] of the [****]. The Parties shall formally assess the likelihood of exceeding such thresholds upon the conclusion of Part 3 and upon the conclusion of Part 4.

        (c) The Parties, after reimbursing MMI for the actual cost of the test (which cost (i) shall be determined in accordance with generally accepted accounting standards after a review by The Cargill Entities of such cost and (ii) may include a reasonable apportionment of the cost of any new or expanded facility for the production of such tests and the provision of test-related services), will split net profits and/or losses arising from commercialization of the Products on an equal 50/50 basis. MMI shall consult with The Cargill Entities prior to the purchase of a new facility or expansion of an existing facility in regard to the production of tests and the provision of test-related services if MMI then intends to include an apportionment of such cost in the deemed "actual cost" of the test.

        (d) The Parties will each contribute people and other resources to the joint commercialization effort at their direct costs. For example, MMI will produce and provide the DNA collection tool and the laboratory and/or diagnostic/analytical services to the joint commercialization effort at its direct cost (as such cost is calculated in accordance with Section 6.3).

        (e) The Parties will use their joint commercialization vehicle not only for the Products, but also for any other traits related to [****] and/or [****] in meat producing bovines or relating to DNA-based diagnostic tools that the Parties may be involved with.

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        (f)     The Parties will target a price for the  Products  based upon at least thirty  percent (30%) of the "value added"  benefit to the
                purchaser   as   determined   during  the   Cargill   Period  of
                Exclusivity.

        (g) Subsequent to the Cargill Period of Exclusivity (or if The Cargill Entities, with the agreement of MMI, desire to exceed [****] samples during such Period, shall pay the same price for the Products as would a Third Party (although the net revenue as of such sale to The Cargill Entities would be split between The Cargill Entities and MMI).

        (h) The Parties shall assess whether the authorized use of any diagnostic Product should be restricted initially to [****].

8.4 INABILITY TO REACH AGREEMENT. In the event that the Parties are unable to reach agreement on the terms of a Joint Commercialization Agreement for any reason whatsoever within the time set forth in Section 8.2, the provisions of Section 5.3.2 and Section 8.5 shall apply unless the Parties then otherwise agree.

8.5 ROYALTIES PAID TO OTHER JOINT IP PARTY. In the event that both parties are permitted to make, use, sell, or sublicense the Joint IP to detect the Targeted Traits in bovine animals in respect to meat production or processing in accordance with (a) Sections 5.3.2 and 8.4 or (b) Section 7.4.1, either Party so making, using, selling, or sublicensing such Joint IP in such fashion shall pay the other Party (i.e., MMI to The Cargill Entities or The Cargill Entities to MMI) a quarterly royalty upon sales (for the greater of the life of any patent upon any Joint IP or fifteen (15) years). Such royalty shall be a percentage of net gross sales, which shall be gross sales less the aggregate cost of continued research and development (but not, in this respect, exceeding more than one-half of gross sales), marketing, insurance, and shipping (but not net of taxes), as follows:

        PERCENTAGE        CONDITION OR TIMING
        ----------        -------------------
          [****]%         If Part 3 never completed.

          [****]%         If Part 3, but no subsequent Part was completed.

          [****]% If Part 4 was completed, but the Parties elected not to proceed with feedlot testing under Section 6 and did not enter into a Joint Commercialization Agreement.

          [****]%         If feedlot testing was undertaken under Section 6, but
                          the    Parties    did   not   enter   into   a   Joint
                          Commercialization Agreement.

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         9         REPRESENTATIONS AND WARRANTIES AND GENERAL COVENANTS

9.1 Each Party represents and warrants to the other Party, upon on the date upon which this Agreement is executed and upon the commencement of each Part of the Work Plan, that:

        (a) it is duly organized and validly existing and in good standing under the laws of the state of its incorporation and it has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder;

        (b) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all necessary corporate actions of such Party and the person executing this Agreement on behalf of each Party has been duly authorized to do so by all requisite corporate actions;

        (c) the execution and delivery of this Agreement and the performance by such Party of any of its obligations under this Agreement do not (i) conflict with, or constitute a breach or violation of, any other contractual obligation to which it is a Party, any judgment of any court or governmental body applicable to such Party or its properties or, to such Party's knowledge, any statute, decree, order, rule or regulation of any court or governmental agency or body applicable to such Party or its properties, and (ii) with respect to the execution and delivery of this Agreement, require any consent or approval of any Third Party;

        (d) it is aware of no action, suit, inquiry, or investigation contemplated or instituted by any Third Party that questions or threatens the validity of this Agreement; and

        (e) this Agreement is legally binding upon its execution and, subject to the discretion of courts in awaiting equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws, enforceable in accordance with its terms.

9.2 The Cargill Entities represent and warrant that they are entitled to use and transfer to MMI the Samples, data, and/or information for the purpose(s) set forth in this Agreement.

9.3 Each Party shall (a) comply with all applicable laws, regulations, and guidelines in connection with that Party's performance of its obligations and exercise of its rights pursuant to this Agreement, (b) maintain good standing under the laws of the jurisdiction of is incorporation, and (c) not enter into any contractual obligation that would conflict with or constitute a breach or violation of any material provision of this Agreement.

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               10         DISCLAIMERS AND LIMITATION OF LIABILITY

10.1 NOTWITHSTANDING SECTION 5.8, NOTHING IN THIS AGREEMENT (EXCEPT TO THE LIMITED EXTENT SET FORTH IN SECTION 9.2) SHALL BE CONSTRUED AS A REPRESENTATION MADE OR WARRANTY GIVEN BY EITHER PARTY OR ITS SUPPLIERS THAT THE USE OF ANY INFORMATION, DATA, OR OTHER MATERIALS PROVIDED HEREUNDER WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OF ANY THIRD PARTY. THE INFORMATION, DATA, OR OTHER MATERIALS PROVIDED BY EITHER PARTY HEREUNDER ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NEITHER PARTY MAKES ANY WARRANTY THAT THE DELIVERABLES DO NOT CONTAIN ERRORS OR, IF APPLICABLE, THAT ANY ASSEMBLED ORGANISM DOES NOT CONTAIN GAPS.

10.2 IN NO EVENT SHALL EITHER PARTY OR THEIR AFFILIATES BE LIABLE FOR LOST PROFITS, LOSS OF USE, LOSS OF BUSINESS, BUSINESS INTERRUPTION, LOSS OF DATA, COST OF COVER OR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES OF ANY NATURE WHATSOEVER, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY WHETHER BASED IN CONTRACT, WARRANTY, TORT (INCLUDING WITHOUT LIMITATION, NEGLIGENCE), STRICT LIABILITY, STATUTORY, OR OTHERWISE, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.3 THE LIABILITY OF THE PARTIES, THEIR RESPECTIVE AGENTS, EMPLOYEES, SUBCONTRACTORS, AND SUPPLIERS WITH RESPECT TO ANY AND ALL SUITS,
        ACTIONS, LEGAL PROCEEDINGS, CLAIMS, DEMANDS, DAMAGES, COSTS, AND EXPENSES ARISING OUT OF THE PERFORMANCE OR NONPERFORMANCE OF ANY OBLIGATIONS UNDER THIS AGREEMENT, WHETHER BASED ON CONTRACT, WARRANTY, TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE), STRICT LIABILITY, STATUTORY, OR OTHERWISE, SHALL BE LIMITED TO (a) DIRECT, ACTUAL DAMAGES INCURRED AS A RESULT OF ITS FAILURE TO PERFORM ITS OBLIGATIONS AS REQUIRED BY THIS AGREEMENT, AND (b) EXCEPT IN RESPECT TO THE PAYMENTS SET FORTH IN EXHIBIT C, SHALL NOT EXCEED IN THE AGGREGATE A SUM EQUAL TO TWO MILLION DOLLARS.

10.4 NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE PARTIES RECOGNIZE THAT ANY JOINT TECHNOLOGY DISCOVERED, CREATED, OR DEVELOPED UNDER THIS AGREEMENT MAY BE SUBJECT TO A THIRD PARTY'S PRIOR INTELLECTUAL PROPERTY RIGHTS.

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                              11         INDEMNITY

11.1    THE CARGILL ENTITIES INDEMNITY.  Subject to the limitations set forth in
        Section 10 above, The Cargill Entities shall indemnify, defend, and hold harmless MMI (including its officers, directors, employees, and agents) from and against all personal or property losses, liabilities, damages, and expenses (including reasonable attorneys' fees and costs) arising
        (a) out of the falsehood or inaccuracy in any material respect of any representation or warranty or out of the breach or non-fulfillment of any material covenant or agreement of The Cargill Entities contained herein or contemplated hereby; (b) out of the gross negligence or intentional misconduct of The Cargill Entities in connection with the performance of The Cargill Entities of its obligations under this Agreement; and/or (c) out of The Cargill Entities' use of The Cargill Entities Technology; except to the extent any such loss, liability, damage, or expense arises from the action or inaction of MMI.

11.2 MMI INDEMNITY. Subject to the limitations set forth in Section 10 above, MMI shall indemnify, defend, and hold harmless The Cargill Entities (including its officers, directors, employees and agents) from and against all personal or property losses, liabilities, damages, and expenses (including reasonable attorneys' fees and costs) arising (a) out of the falsehood or inaccuracy in any material respect of any representation or warranty or out of the breach or nonfulfillment of any material covenant or agreement of MMI contained herein or contemplated hereby or (b) out of the gross negligence or intentional misconduct of MMI in connection with the performance of its obligations under this Agreement, and/or (c) out of the MMI's use of MMI Technology; except to the extent any such loss, liability, damage or expense arises from the action or inaction of The Cargill Entities.

11.3 PROCEDURE. The Indemnitee shall promptly notify the Indemnitor of any loss, liability, damage, expense, claim, demand, action, or other proceeding in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, jointly with any other Indemnitor similarly noticed, to assume the defense thereof with counsel selected by the Indemnitor and reasonably satisfactory to the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitee, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Party represented by such counsel in such proceedings. The indemnity agreement in this Section 11 shall not apply to amounts paid in settlement of any loss, liability, damage, expense, claim, demand, action, or other proceeding if such settlement shall be effected without the consent of the Indemnitor, which consent shall not be unreasonably withheld. The failure to deliver notice to the Indemnitor within a reasonable time after the

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        commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Section 11 to the extent Indemnitor is prejudiced by Indemnitee's delay, but the omission of such notice to the Indemnitor will not relieve it of any liability that it may have to the Indemnitee otherwise than under this Section 11. The Indemnitor may not settle the action or otherwise consent to an adverse judgment in such action or other proceeding that effects the rights or interests of the Indemnitee without the express written consent of the Indemnitee. The Indemnitee under this Section 11, and its employees and agents, shall cooperate
        fully  with  the  Indemnitor  and  its  legal   representatives  in  the
        investigation of any action, claim or liability covered by this indemnification.

11.4 INSURANCE. Each Party shall maintain, through self-insurance or commercially placed insurance, adequate coverage for the tort-related, non-contract-based indemnification obligations set forth herein and shall provide competent proof of such insurance within three (3) business days after receipt of a written request from the other Party.

                          12         GENERAL PROVISIONS

12.1 NO PARTNERSHIP. Nothing in this Agreement is intended or shall be deemed to constitute partnership, agency, distributorship, employer-employee, or joint venture relationship between The Cargill Entities and MMI. No Party shall incur any debts or make any commitments for the other.

12.2 ASSIGNMENTS. Neither Party shall assign any of its rights or obligations hereunder in whole or in part, except (notwithstanding anything in Section 5.3.1, Section 6.2, or Section 8.2 to the contrary): (a) as incident to the merger, consolidation, reorganization, or acquisition of stock or assets or a similar transaction affecting all or substantially all of the assets or voting control of the assigning Party; or (b) to any directly or indirectly wholly-owned subsidiary if the assigning Party remains liable and responsible for the performance and observance of all of the subsidiary's duties and obligations contained in this Agreement; or (c) in any conveyance of assets that are material to the performance of any obligation contained in this Agreement, or (d) with the consent of the other Party, such consent not to be unreasonably withheld or delayed. Upon any such assignment, the assigning Party, the other Party, and the permitted assignee shall enter into an appropriate confirmatory agreement. Notwithstanding anything in this Section 12.2 to the contrary, The Cargill Entities, if they are the assigning Party, shall give MMI reasonable advance notice if the intended assignee has any operations in poultry, swine, or other non-bovine livestock, whereupon appropriate "fire wall" confidentiality restrictions shall first be established within the assignee entity. This Agreement shall be binding, upon the successors and permitted assigns of the Parties, and the name of a Party appearing herein shall be deemed to include the names of such Party's successors and permitted assigns to the extent necessary to carry out the intent

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        of this Agreement. Any assignment not in accordance with the above shall be void.

12.3 FURTHER ACTIONS. The Parties agree to promptly execute, acknowledge, and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

12.4 NO TRADEMARK RIGHTS. Except as otherwise provided herein or agreed to in advance in writing, no right, express or implied, is granted by this Agreement to use in any manner the trade names and trademarks "Cargill," "Excel," "Caprock," "MetaMorphix," "Celera," "Celera Genomics," "PE Corporation (NY)," "Applera," or any other trade name or trademark of a Party, its Affiliates, or the names of any employees thereof, for any purpose other than the Parties' internal purposes and uses.

12.5 ENTIRE AGREEMENT OF THE PARTIES; AMENDMENTS. This Agreement, including its Exhibits, constitutes and contains the entire understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, representations, understandings, and agreements, whether verbal or written, between the Parties respecting the subject matter hereof. In case of any discrepancies between the terms incorporated from the Exhibits and the terms of the sections
        herein,   the  terms  of  the  sections   shall   prevail.   No  waiver,
        modification, or amendment of any provision of this Agreement (and/or the Exhibits) shall be valid or effective unless made in writing and signed by a duly authorized representative of each Party. The failure or delay of either Party in enforcing any of its rights under this Agreement shall not be deemed a continuing waiver or a modification by such Party of such right.

12.6 SEVERABILITY. In the event any that one or more of the provisions of this Agreement should for any reason be held by any court or authority having jurisdiction over this Agreement. or either of the Parties to be invalid, illegal, or unenforceable, such provision or provisions shall be validly reformed to as nearly as possible approximate the intent of the Parties and, if unreformable, shall be divisible and deleted in such jurisdiction; elsewhere, this Agreement shall not be affected so long as the Parties are still able to realize the principal benefits bargained for in this Agreement.

12.7 HEADINGS. The headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

12.8 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without reference to the conflict of law principles thereof and without regard to the United Nations Convention on the International Sale of Goods.

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12.9    NOTICES AND DELIVERIES.  Any notice,  request,  delivery,  approval,  or consent required or permitted to be given under this Agreement shall be in writing and shall be delivered personally (against a signed receipt) or by a nationally recognized overnight courier, costs prepaid, and shall be deemed to have been duly given when so delivered in person, with receipt confirmed, or one (1) business day after the date of deposit with such nationally recognized overnight courier. All such
        notices,   requests,   deliveries,   approvals,   consents,   or   other
        communications shall be addressed to the respective Parties at the addresses set forth below, or to such other address as a Party may designate to the other Party in accordance herewith.

        12.9.1  If to MMI, addressed to:

                        MetaMorphix, Inc.
                        8510A Corridor Road
                        Savage, Maryland 20763
                        Attn: Edwin C. Quattlebaum, Ph.D., President and CEO

                with a copy to:

                        Shapiro Sher & Guinot
                        36 S. Charles Street, Suite 2000
                        Baltimore, Maryland 21201 Attn:
                        William E. Carlson, Esq.

        12.9.2  If to The Cargill Entities, addressed to:

                        Excel Corporation
                        151 North Main Street
                        Wichita, Kansas 67202
                        Attn: Ken Bull

                with a copy to:

                        Cargill, Incorporated
                        Law Department
                        15407 McGinty Road West
                        Wayzata, Minnesota 55391
                        Attn: Paul B. Savereide, Ph.D., Esq.

        Notices of meetings of the Steering Committee shall be given to its members at such addresses and in such manner as may be, from time to time, requested by its members or determined by the Committee.

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12.10   COUNTERPARTS.   This   Agreement   may  be  executed  in  two  or.  more
        counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.11 FORCE MAJEURE. If the performance of any part of this Agreement by either Party, or of any obligation under this Agreement, shall be prevented, restricted, interfered with, or delayed by reason of any cause beyond the reasonable control of the Party liable to perform, unless conclusive evidence to the contrary shall be provided, the Party so affected shall, upon giving written notice to the other Party, be excused from such performance to the extent of such prevention, restriction, interference, or delay, provided that the affected Party shall use its commercially reasonable efforts to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the Parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

12.12 DISPUTE RESOLUTION. MMI and The Cargill Entities shall deal with each other in good faith. In the event that a dispute arises between the Parties concerning, or in any way relating to, this Agreement, the Parties shall undertake good faith efforts to amicably resolve such dispute.

        12.12.1 EXECUTIVE OFFICERS. In the event that the Parties are unable to resolve any such dispute, the matter shall be referred for further review and resolution to MMI's Chief Executive Officer, or another designated representative of MMI, and to the President of Excel Corporation, or another designated representative of The Cargill Entities, who will attempt in good faith and reasonable diligence to resolve the dispute.

        12.12.2 MEDIATION. If the dispute is not resolved within thirty (30) days after referral under Section 12.12.1, or such other time as mutually agreed upon in writing by the Parties, the Parties shall submit the matter to non-binding mediation to be administered by the American Arbitration Association under its Commercial Mediation Rules in effect at the time of mediation. The Party desiring such mediation shall initiate it in accordance with the Commercial Mediation Rules. Upon delivery of the mediation request, the Parties shall endeavor in good faith to select a neutral mediator who is acceptable to each Party. If the Parties have not selected a mutually acceptable neutral mediator within five (5) business days after delivery of the mediation request, they shall notify the American Arbitration Association and request the American Arbitration Association to appoint a mediator in accordance with the Mediation Rules. Unless otherwise agreed upon by the Parties, all mediation sessions shall be held in Chicago, Illinois as a neutral location or, if several sessions are to be held, in alternative sessions in Denver, Colorado and in Baltimore, Maryland. The Parties shall

                                  CONFIDENTIAL

                endeavor in good faith to resolve the dispute through the mediation process contemplated by this Section and neither Party shall be entitled unilaterally to terminate the mediation prior to thirty (30) days after the appointment of a mediator.

       12.12.3 BINDING ARBITRATION. If the dispute is not resolved through mediation under Section 12.12.2, the Parties shall submit the matter to binding arbitration to be administered by the American Arbitration Association under its Commercial Rules in effect at the time of arbitration. The Party desiring such arbitration shall initiate it in accordance with the Commercial Arbitration Rules except as provided below. The arbitration shall be heard and determined by a panel of three arbitrators (at least one of which shall have considerable agribusiness experience, at least one of which shall have considerable genomic experience, and at least one of whom shall be a practicing lawyer or retired judge). The arbitrators shall be selected by the Parties from a proposed list of possible arbitrators provided by the AAA in accordance with a process determined by the AAA. The Parties shall be afforded reasonable opportunity for discovery and the Federal Rules of Discovery shall apply. Unless otherwise agreed upon by the Parties, all arbitration sessions shall be held in alternative sessions in Denver, Colorado and Baltimore, Maryland. The decision of the arbitrators shall be final and binding upon Parties. Notwithstanding anything in this Section
                12.12.3 to the contrary, such arbitration shall not proceed or be binding if there is either any third-party claimant involved in the specific dispute proposed to be arbitrated or any necessary third-party defendant or co-defendant.

       12.12.4 INJUNCTION. Notwithstanding anything in this Section 12.12 to the contrary, an aggrieved Party, to the extent that it may be otherwise be entitled under applicable law governing injunctions and equitable relief, may seek and shall be entitled to an injunction prohibiting any material breach (or other equitable relief) in regard to Article 4 or Article 5. The Parties recognize the importance of the confidentiality and publication provisions of Article 4 and intellectual property provisions of
                Article 5 and acknowledge that an aggrieved Party could suffer irreparable harm as a result of a material breach of such provisions.

       12.12.5 CONFIDENTIALITY. The Parties hereby mutually agree that the existence, terms, and content of any dispute resolution entered into pursuant to this Agreement, as well as all information or documents relating thereto, shall be maintained in confidence and not be given, shown, disclosed to, or discussed with any Third Party except: (a) by prior written agreement of both Parties; (b) during any legal proceeding to protect or secure a Party's rights under such dispute resolution; (c) counsel and accountants who shall agree to maintain its confidentiality;

                                     CONFIDENTIAL

                (d) to the extent required by applicable reporting requirements; and (e) upon compulsory legal process.

        IN WITNESS WHEREOF, the Parties have caused this Joint Development and Joint Marketing Agreement to be executed by their respective duly authorized officers.

METAMORPHIX, INC.                       CARGILL, INCORPORATED


By: /s/ Edwin C. Quattlebaum            By: /s/ William Buckner
   ---------------------------------       ---------------------------------
       Edwin C. Quattlebaum, Ph.D             Name:
       President and CEO                      Title

       Date: May ,2002                      Date: May 6, 2002


_____________                           EXCEL CORPORATION

                                        By: /s/ Kenneth Bull
                                           ---------------------------------
                                              Name:
                                              Title:

                                              Date:  May 6, 2002

                                  CONFIDENTIAL

                                    EXHIBIT A

                                   DEFINITIONS

1. "Affiliates" shall mean any corporation, firm, partnership, or other legal entity that, directly or indirectly, controls, is controlled by, or is under common control with any of the Parties. A corporation or other entity shall be regarded as in control of another corporation or entity, if: (a) in the case of corporate entities it owns or directly or indirectly controls more than fifty percent (50%) of the outstanding voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to manage, direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity; and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) interest with the power to direct the management and policies of such non-corporate entities.

2. "Annotation Information" shall mean the information derived by analyzing the DNA Sequence Information to identify features associated with the sequences, and the functional information resulting from such analysis, including, but not limited to, homology information, DNA sequence cluster and assembly identifiers, gene predictions, orthologs and marker locations on chromosome maps

3.      "Celera" shall mean PE  Corporation  (NY),  through its Celera  Genomics
        Group.

4. "Complete Delivery" shall mean MMI's delivery to The Cargill Entities of all of the Deliverables set forth in the Work Plan.

5. "Confidentiality Agreements" shall mean, collectively, the non-disclosure agreement executed by The Cargill Entities and Celera and dated April 18, 2001 (and to which Celera has assigned its rights to MMI) and the non-disclosure agreement executed by The Cargill Entities and MMI and dated November 29, 2001.

6. "Confidential Information" shall mean the existence and terms of this Agreement, the Deliverables, Records, business information, and technical information relating to The Cargill Entities Material, the
        Datasets, The Cargill Entities Technology, MMI Technology, or other information belonging to the disclosing Party, including, where appropriate and without limitation, any associated information, business, financial and scientific data, DNA sequence information, annotation information, invention disclosures, patent disclosures, patent applications, structures, models, techniques, processes, compositions, compounds, biological samples, and the like, and bioinformatics methods, hardware configurations and software (regardless of its stage of development), and the like.

                                  CONFIDENTIAL

7. "Dataset" shall mean a compilation of the information and data resulting from MMI's activities under the Work Plan.

8. "Default" shall mean a breach or default of a material obligation of this Agreement and/or a false representation or warranty made by either party under this Agreement.

9. "Deliverable" shall mean any of the Datasets, information, reports, and other items in whole or in part, required to be provided by MMI to The Cargill Entities under the Work Plan set forth in Exhibit B of this Agreement.

10.     "DNA  Sequence   Information"  shall  mean  the  respective   consensus,
        nonredundant nucleotide sequences for the Samples.

11.     "Genotype"   shall  mean  the  specific  nucleic  acid  sequence  of  an individual found at a specific location in the genome.

12. "Genotyping" shall mean the analysis of nucleic acid sequence variation at a specific location in the genome.

13. "Indemnitee" shall mean the Party that intends to seek compensation or protection pursuant to this Agreement.

14. "Indemnitor" shall mean the Party from whom the Indemnitee seeks compensation or protection.

15. "Joint Commercialization Agreement" shall mean an agreement between the Parties regarding the sale, exploitation, and commercialization of any products or services relating to any trait-specific assay that, individually or in combination, detects the Targeted Traits.

16. "Joint Intellectual Property" or "Joint IP" shall mean any technology, data, information, inventions, know-how, trade secrets, and the like, whether patentable or not, that are conceived, identified, discovered, developed, or invented by the Parties or any of them pursuant to any of the activities conducted pursuant to the Work Plan. Joint IP shall include all the Deliverables described in the Work Plan, including but not limited to the Validated SNP Set (as defined in the Work Plan), the Associated SNP Sets, the Diagnostic SNP Sets for each of the Targeted Traits, all Datasets (subject to Section 7.8), all information contained in any reports issued by MMI under the Work Plan, the results and data of the association studies (subject to Section 7.8), and any trait-specific assay that individually or in combination, detects the Targeted Traits.

17. "MMI Technology" shall mean assay technology and all data, information, inventions, know-how, technology, trade secrets and the like, whether patentable or not, that are (a) conceived, identified, discovered, developed, or invented in

                                  CONFIDENTIAL

        whole or part-by or on behalf of MMI independent of The Cargill Entities and independent of The Cargill Entities material and/or The Cargill Entities Technology, including the Putative SNP Set and/or (b) acquired or licensed by MMI from Third Parties.

18. "Payment Schedule" shall mean the payment terms for this Agreement as set forth in Exhibit C and all amendments thereto.

19. "Publication" shall mean any information or data that The Cargill Entities seeks to disclose electronically, in writing or verbally, or make publicly available through any means, including, but not limited to, written document, abstract, poster, chart, slide presentation, or article.

20. "Putative SNP Set" shall mean a set of at least 100,000 putative SNPs that cover the bovine genome. and have known, unique locations on Celera's human genome (to which MMI has access by a license agreement).

21. "Samples" shall mean the blood samples from 3000 head of bovine animals used for meat production or processing to be provided by The Cargill Entities under Part 2 of the Work Plan, the blood samples from 500 head of bovine animals used for meat production or processing to be provided by The Cargill Entities under Part 4 of the Work Plan, and other biological material that The Cargill Entities supply to MMI. under the Work Plan.

22.     "Targeted Traits" shall mean the traits of [****] and [****].

23. "Term" shall mean the period of time from the Effective Date through the later of the date on which MMI provides Complete Delivery to The Cargill Entities-or The Cargill Entities pays to MMI the final payment due under
        Section 3 (Payments) or the Agreement is otherwise terminated as provided for in this Agreement.

24. "The Cargill Entities Material" shall mean the Samples, phenotypic data, and other information required to be or otherwise provided by The Cargill Entities to MMI under the Work Plan.

25. "The Cargill Entities Technology" shall mean all data, including bovine animals used for meat production or processing phenotype data supplied by The Cargill Entities, information, inventions, know-how, technology, trade secrets, and the like including the Samples and The Cargill Entities Material, whether patentable or not, that are conceived, identified, discovered, developed, or invented in whole or part by or on behalf of The Cargill Entities independent of MMI.

26. "Third Party" shall mean any individual, partnership, joint venture, corporation, trust, estate, unincorporated organization, government or any department or

                                  CONFIDENTIAL

        agency thereof, or any other entity other than either of The Cargill Entities or MMI or any Affiliates of the Parties.

27. Work Plan" shall mean the description of the plan under which the Parties will fulfill their obligations under this Agreement as set out in Exhibit B, and any amendments thereto.

                                  CONFIDENTIAL

                                    EXHIBIT B
                                    WORK PLAN

                                    SNP MAPS

COMPLETED PART -- SNP MAP DEVELOPMENT
-------------------------------------

Completed by Celera Genomics, licensor to MetaMorphix under a Livestock License Agreement.

Cost to Celera Genomics: [****] dollars.

WORK PLAN

    o [****] has constructed [****] from [****] breeds of cattle ([****]). The constructed [****] are a mixture of [****] ([****]),[****] ([****]) and
        [****] ([****])[****] suitable for [****].

    o   Using [****] from [****] ([****]) of the [****], and [****]) the [****], using a [****] approach, to a depth of [****] sufficient to generate at least [****] ([****])[****].

    o Fragments from the [****] of the [****] were compared and [****] to the [****] using a [****].

    o At least [****] were discovered using [****]. This process discovers [****], using [****] from the [****].

    o These [****] were [****], to the [****]. They have been analyzed [****] using [****].

OUTCOME AND CELERA INPUT

    o A set of at least [****] putative SNPs that cover the bovine genome and have known, unique locations on Celera's [****] (the "Putative SNP Set").

MMI RIGHTS AND ACCESS

    o Celera has licensed access to its bovine SNP maps, database, and technology to MetaMorphix.

PART I -- SNP MAP VALIDATION
----------------------------

Anticipated Start Date:                 May 10, [****]
Anticipated Completion Date:            December 1, [****]
Cost:                                   Four million three hundred thousand
                                        ($4,300,000) dollars

WORK PLAN

    o MMI will select up to [****] from the [****] for validation. Based on experience in other species, MMl's selection criteria will include
        [****],[****] ([****] and [****]), and the likelihood that MMI can predict if a [****] and [****].

    o   MMI will analyze the [****] as follows:

        (i) a representative animal from each of the following [****], namely, [****] and [****], will be used to [****] and [****] of each [****];

        (ii) for those [****] in the representative animal of [****], MMI will [****] an additional [****] from each of these [****] to determine the [****] of the [****] and [****].

    o MMI elect a set of at least [****] from the [****] analyzed as described in this section of the Work Plan (the "Validated SNP Set") such that the selected SNPs ("Validated SNPs") have the best possible [****] to the [****].

DELIVERABLE

    o   The Validated SNP Set.

    o A report detailing the Validated SNP Set including SNP identification, [****] location on [****] (if known), and [****] in each breed tested above.

        MMI may maintain the confidentiality of the SNP primer pairs and SNP amplicon sequence, i.e., marker names may remain anonymous in accordance with Section 5.3.4. In accordance with Section 5.3.4, The Cargill Entities may inspect and assess the SNP primer pairs and SNP amplicon sequence to assist The Cargill Entities in its determination under
        Section 3.3. Such inspection and assessment shall not result in the disclosure of specific primer pair and sequence information to The Cargill Entities.

ACTION ITEM

    o Steering Committee to make recommendations to the Parties to determine whether to continue or amend the Work Plan. A recommendation shall be given to continue into Part 2 if the Deliverables are acceptable.


                                ASSOCIATION STUDY

ASSUMPTIONS
-----------

The plan for the association study is based on certain assumptions, which to MMl's best knowledge will yield the expected outcomes, but is subject to change as new knowledge is acquired in the process. MMI has yet to determine the final genotyping strategy to be used for the association study. MMI will choose the strategy that delivers the most information the most efficiently. In any event, MMI will not attempt more than [****] ([****]) genotypes as part of the association study. The total number of genotyping reactions will depend upon a number of technical factors that will become evident as the research progresses. These technical factors include, but are not limited to:

        (i)     number of [****];

        (ii)    the potential of [****] versus [****];

        (iii)   the  [****]  in  [****] of the  [****]  of the  [****],  and the
                appropriate number of animals in these [****];

        (iv)    the number of animals with [****];  and

        (v)     the number of [****] in the [****].

The following plan represents MMl's reasonable estimate of the work required to reach the program's objectives, but is subject to change depending on the results of previous steps, the performance and practicability of the SNP detection system concept, and changes in the technology.

PART 2 -- ASSOCIATION STUDY -- PHASE ONE
----------------------------------------
Anticipated Start Date:                 January 1, [****]
Anticipated Completion Date:            December 1, [****]
Cost:                                   Four million four hundred thousand
                                        ($4,400,000) dollars

THE CARGILL ENTITIES INPUTS

    o Twenty milliliters (20ml) blood samples in EDTA tubes (purple top) collected from [****] to be delivered to MMI no later than November 1, [****].

    o [****] from each of the [****] animals as follows, to be delivered to MMI no later than November 1, [****] in accordance with protocols (e.g., refrigeration) reasonably established by MMI.

        [****]
        [****] would be assigned an [****] and have an [****] upon entering the study. Two additional [****] will be recorded when the [****]. The [****] collected from the [****] would include any information known about the [****] to their [****] ([****], etc.) and the [****] group would be recorded. Any [****] would be noted in the record as well. [****] would be acquired at some time period prior to slaughter.

        [****] and [****]
        of [****], etc

        [****]
        [****] and any [****] recorded would enter
         the [****]. All information [****] at the [****] would be included as follows.

        [****]
        [****]
        [****] recorded on [****] and [****] according to [****].


WORK PLAN

    o MMI will determine which [****] from the [****] will be used in Association Study -- Phase Two. This determination may be accomplished in one of two ways: (i) by analyzing [****], or (ii) by [****]. The success of a [****] depends on the [****] of the [****]. MMI will determine the [****] of the [****] before [****] whether to use the [****]. In either approach, the number of [****] that must be [****] can be determined [****] the [****] are [****]. This number is based on [****] and the [****]. The two [****] are described below:

            o In the [****], MMI will [****] no less than [****] using the [****]. MMI will create a minimum of [****] will be comprised of [****] least one of the [****] will be comprised of animals from the [****] and [****] will be comprised of [****] from the [****] of the [****] ([****]).

            o In the [****], MMI will [****] that would have been [****] in the [****], had the [****] been chosen, with the [****]. Animals that would have been [****] in more than [****] (that is, the [****] for more than [****]) will be [****] only.

    o MMI will record any [****]. For each [****], based on these [****], MMI will identify a

        [****] from the [****] that show [****] of the [****] in the [****] (the
        "[****]").

DELIVERABLE

    o MMI will screen [****] ([****]) Validated SNPs per thirty (30) days and deliver to The Cargill Entities, after the end of each such period, a report listing all tested SNPs, SNP genotypes of genotyped animals, and association test statistics.

ACTION ITEM

    o Steering Committee to make recommendations to the Parties to determine whether to continue or amend the Work Plan.

PART 3 -- ASSOCIATION STUDY -- PHASE TWO
----------------------------------------

Anticipated Start Date:                 January 1, [****]
Anticipated Completion Date:            March 1, [****]
Cost:                                   One million one hundred thousand
                                        ($1,100,000) dollars

MMI INPUT:

    o As a result of Association Study -- Phase One, MMI will have selected the Reduced SNP Set for use in Association Study -- Phase Two

WORK PLAN

    o   Depending upon the strategy  selected in the Association  Study -- Phase
        One:

        o If the [****] has been selected in Association Study -- Phase One, all [****] will be [****] with the [****].

        o [****] were [****] to [****] the Association Study -- Phase One, then the [****] from the Phase One Association Study will be [****] with the [****].

    o MMI will record any [****] and [****] in the [****], and [****] the [****] of the [****] on the [****] contributed by [****] for which that [****] is a [****].

    o MMI will create a table identifying [****] with the [****] ("[****]") resulting in a [****] with each of the [****] (an "[****]").

DELIVERABLES

    o   The Associated SNP Sets.

    o A report listing all tested SNPs, SNP genotypes of all genotyped animals, association test statistics and an [****] for the [****] of the [****] on the [****] contributed by the [****] for which that [****] is a [****]. The report need not contain such information as is maintained as confidential in accordance with Section 5.3.4.

ANALYSIS OF ASSOCIATION STUDY
-----------------------------

Under the guidance of the Steering Committee, the Parties will analyze the [****] and [****] data to determine whether the Associated SNP Sets can lead to acceptable diagnostic SNPs. The criteria will include whether the anticipated SNP-based diagnostic test is likely to detect [****] that [****] in each of the Targeted Traits. The Parties will use the [****] with which all the animals used in the study fall into [****] based on their [****] to [****] the [****] as to whether or not they are [****] for [****] that [****] the [****] for each [****], as well as all [****] of the

[****]. The Parties will analyze genetic relationships among all SNP markers to determine if SNP markers for alleles that [****] to [****] for [****] the phenotype for the other Targeted Traits.

The Parties understand and acknowledge that to create significant value, the alleles detected by diagnostic SNP markers should account for a [****] of the [****] for each of the [****]; however, the Steering Committee's recommendation regarding continuing the program shall be based on its assessment of the potential value that can be created by implementing an SNP-based diagnostic test for a Targeted Trait. Specifically, the Steering Committee shall assess the probably "value added" benefit of the diagnostic SNP marker Product and the cost per test.

ACTION ITEM

    o Steering Committee to make recommendations to the Parties to determine whether to continue or amend the Work Plan. The recommendation shall be given to continue into Part 4 if it can be reasonably envisioned that the Product will (1) produce more than [****] dollars ($[****]) in "[****]" [****] and (2) [****] of the [****].

                               DIAGNOSTIC PRODUCTS

PART 4 -- DEVELOPMENT AND VALIDATION OF DIAGNOSTIC PRODUCTS
-----------------------------------------------------------

Anticipated Start Date:                 April 1, [****]
Anticipated Completion Date:            June 1, [****]
Cost:                                   Four hundred thousand ($400,000) dollars

THE CARGILL ENTITIES INPUTS

    o   One (1) blood samples in an EDTA tube (purple top) with a minimum of ten
        (10) ml of blood will be collected from [****] ([****]) for which [****] have been (or will be) collected to be delivered to MMI not later than May 15, [****]. The phenotypes will not be delivered to MMI.

WORK PLAN

    o If necessary to create a [****] for each of the [****], MMI will identify [****] from the [****] close to the [****] of the [****].

    o   MMI will determine which of these [****] to the [****] with [****].

    o MMI will select [****] that are [****] for the [****] of the [****] to comprise [****] which can be used to [****] (a "[****]").

    o MMI will validate these [****] ([****]) [****] supplied by [****] that were not [****] in the either the Association Study -- Phase One or Association Study -- Phase Two.

DELIVERABLES

    o   Diagnostic SNP Sets for each of the Targeted Traits.

    o A report listing the genotypes of each of the [****] and the [****] of the [****] used in the validation study

EXHIBIT C
MILESTONES AND PAYMENTS

PART I -- SNP MAP VALIDATION
----------------------------

Anticipated Start Date:                 May 10, [****]
Anticipated Completion Date:            December 1, [****]
Cost:                                   Four million three hundred thousand
                                        ($4,300,000) dollars

By December 1, [****], MMI will deliver the Validated SNP Set and the report set forth in Part I of the Work Plan detailing the Validated SNP.

PART 2 -- ASSOCIATION STUDY -- PHASE ONE
----------------------------------------

Anticipated Start Date:                 January 1, [****]
Anticipated Completion Date:            December 1, [****]
Cost:                                   Four million four hundred thousand
                                        ($4,400,000) dollars

MMI will screen [****] ([****]) Validated SNPs per thirty (30) days and deliver to The Cargill Entities, after the end of each such period, the report set forth in Part 2 of the Work Plan.

PART 3 -- ASSOCIATION STUDY -- PHASE TWO
----------------------------------------

Anticipated Start Date:                 January 1, [****]
Anticipated Completion Date:            March 1, [****]
Cost:                                   One million one hundred thousand
                                        ($1,100,000) dollars

By March 1, [****], MMI will deliver the Associated SNP Sets and the report set forth in Part 3 of the Work Plan.

PART 4 -- DEVELOPMENT AND VALIDATION OF DIAGNOSTIC PRODUCTS
-----------------------------------------------------------

Anticipated Start Date:                 April 1, [****]
Anticipated Completion Date:            June 1, [****]
Cost:                                   Four hundred thousand ($400,000) dollars

By May 15, [****], MMI will deliver the Diagnostic SNP Sets for each of the Targeted Traits and the report set forth in Part 4 of the Work Plan.

PAYMENT SCHEDULE

Upon the full execution of this Agreement, The Cargill Entities will make an initial payment of $2,040,000 (the "Initial Payment") to MMI. Thereafter, in accordance with Section 3, The Cargill Entities shall remit the following payments, except for the Initial Payment, to MMI following the full and successful completion of each Part of the Work Plan, as follows:

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


        Part I SNP Map Validation phase          $2,260,000    $4,300,000 in
        Part 2 Association Study -- Phase One    $4,400,000    total, of which
        Part 3 Association Study -- Phase Two    $1,100,000    $2,040,000 has
        Part 4 Development and Validation of     $  400,000    already been paid
                Diagnostic Products

V.      PAYMENTS & INVOICING

        All payments under this Agreement shall be made in U.S. dollars by deposit to the credit and account of MMI as follows:

        BY MAIL TO:
        MetaMorphix, Inc.
        8510A Corridor Road
        Savage, Maryland 20763
        Attn:  Michael R.N. Thomas, Vice President and CFO

        BY WIRE TO:
        Bank of America, N.A.
        10 Light Street
        Baltimore, Maryland 21202
        [****]
        Beneficiary Name: MetaMorphix, Inc.
        Beneficiary Account Number: [****]

        Invoices should be sent to:

        Excel Corporation
        151 N. Main Street
        Wichita, Kansas 67202
        Attn:  [****]

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